08-06-13
55075-1

SETTLEMENT AND RELEASE AGREEMENT

This SETTLEMENT AND RELEASE AGREEMENT ("Release") is dated as of __________, 2013 (the "Effective Date"), and executed by TCI MERCER CROSSING, INC., a Nevada corporation ("TCI"), INCOME OPPORTUNITY REALTY INVESTORS, INC., a Nevada corporation ("IORI") TRANSCONTINENTAL LAMAR, INC., a Nevada corporation ("Lamar") (Lamar, TCI and IORI, collectively, the "Borrower"), TRANSCONTINENTAL REALTY INVESTORS, INC., a Nevada corporation ("TRI"), PRIME INCOME ASSET MANAGEMENT, LLC, a Nevada limited liability company ("Prime"), AMERICAN REALTY INVESTORS, INC., a Nevada corporation ("ARI"), AMERICAN REALTY TRUST, INC., a Georgia corporation ("ART"), TRANSCONTINENTAL INVESTORS, INC., a Nevada corporation ("Transcon") (Borrower, TRI, Prime, ARI, ART and Transcon, collectively or severally, as the context hereof shall suggest or require, the "Borrower Party"), and BDF TCI MERCER III, LLC, a Colorado limited liability company ("Broe Mercer") and TRANSCONTINENTAL BDF III, LLC, a Colorado limited liability company ("Broe Lamar") (Broe Lamar and Broe Mercer, collectively or severally, as the context hereof shall suggest or require, the "Lender").

RECITALS:

WHEREAS, TCI and IORI, jointly and severally, obtained from Metropolitan National Bank ("Original Lender") the loan (the "Mercer Loan") which is evidenced, governed and secured by the documents (collectively, the "Mercer Loan Documents") described as the "Mercer Loan Documents" on the "Schedule of Loan Documents" attached to this Release; and

WHEREAS, Lamar obtained from Original Lender the loan (the "Lamar Loan") which is evidenced, governed and secured by the documents (collectively, the "Lamar Loan Documents") described as the "Lamar Loan Documents" on the "Schedule of Loan Documents" attached to this Release; and

WHEREAS, Original Lender previously assigned the Mercer Loan, Mercer Note (as defined on the Schedule of Loan Documents) and other Mercer Loan Documents to Broe Mercer; and

WHEREAS, Broe Mercer is the current owner of the Mercer Loan Documents and holder of the Mercer Note; and

WHEREAS, Original Lender previously assigned the Lamar Loan, Lamar Note (as defined on the Schedule of Loan Documents) and other Lamar Loan Documents to Broe Lamar; and

WHEREAS, Broe Lamar is the current owner of the Lamar Loan Documents and holder of the Lamar Note; and

WHEREAS, the Mercer Loan and the Lamar Loan are referred to collectively in this Release as the "Loan"; and

WHEREAS, the Mercer Note and the Lamar Note are referred to collectively in this Release as the "Note"; and

WHEREAS, the Mercer Loan Documents and the Lamar Loan Documents are referred to collectively in this Release as the "Loan Documents"; and

WHEREAS, all of the real and personal property securing all or any portion of this Mercer Loan and the Lamar Loan is referred to collectively in this Release as the "Property"; and

WHEREAS, the Mercer Loan is in default (the "Mercer Default"), all notices have been properly given by Lender, and, subject to the Mercer Forbearance Agreement (as defined on the Schedule of Loan

Documents), Broe Mercer has the right to immediately exercise any and all rights and remedies as the lender under the Mercer Loan Documents; and

WHEREAS, the Lamar Loan is in default (the "Lamar Default") (the Lamar Default and the Mercer Default, collectively, the "Specified Default"), all notices have been properly given by Lender, and Broe Lamar has the right to immediately exercise any and all rights and remedies as the Lender under the Lamar Loan Documents; and

WHEREAS, Borrower Party and Lender desire to set forth in this Release the terms of a settlement with respect to the Loan.

NOW, THEREFORE, in consideration of the foregoing recitals, the covenants and agreements contained in this Release and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower Party and Lender hereby agree as follows.

1. Settlement Terms. Borrower Party and Lender hereby agree as follows:

(a) As a condition precedent to all obligations and agreements of Lender under this Release:

(1) IORI Operating, Inc., a Nevada corporation ("Mercer Purchaser"), and Broe Mercer shall have executed and delivered that certain Loan Purchase Agreement (as same may hereafter be modified, amended, restated and/or replaced, the "Note Purchase Agreement") dated June __, 2013;

(2) Mercer Purchaser shall have paid to Broe Mercer in full and duly and timely performed in full all of Mercer Purchaser's obligations under the Note Purchase Agreement, including, without limitation, the payment to Broe Mercer of the following amounts (collectively, the "Mercer Required Payments"): (i) $250,000.00 in cash, due concurrently with the execution and delivery of the Note Purchase Agreement; (ii) $250,000.00 in cash, due within thirty (30) days after the date of the Note Purchase Agreement; (iii) $250,000.00 in cash, due within sixty (60) days after the date of the Note Purchase Agreement; and (iv) the Total Amount Payable (as defined in the Note Purchase Agreement) in cash, due on or before the Closing Date (as defined in the Loan Purchase Agreement).

(3) Broe Lamar shall have received from or on behalf of Lamar a cash payment in the amount (the "Lamar Required Amount") of not less than the amount necessary to fully repay (as of the date such payment is made) all of the outstanding principal of and interest on the Lamar Note and all other amounts owing to Broe Lamar under the Lamar Loan Documents, which payments shall not be less than the sum of the following: (i) $338,723.00 in cash, which shall be paid to Broe Lamar as of the date of this Agreement; and (ii) the following amounts, which are to be evidenced by two promissory notes (collectively, the "Lamar New Note"), each executed by Mercer Purchaser on the Closing Date (as defined in the Loan Purchase Agreement), each in the principal amount of $750,000.00, one such note (the "Six Month Note") in the form attached as Exhibit A-1 to this Agreement, and the second such note (the "Twelve Month Note") in the form attached as Exhibit A-2 to this Agreement.

(4) ART, Transcon, TRI and IORI shall have executed and delivered to Lender on the Closing Date (as defined in the Loan Purchase Agreement) that certain Collateral Assignment of TIF Payment Rights (as same may hereafter be modified, amended, restated, supplemented and/or replaced, the "Collateral Assignment") dated of even date with this Release, in the form of Exhibit B attached hereto, which Collateral Assignment shall secure, among other things,

(i) the obligations of Borrower Party under this Release, and (ii) the payment of the Lamar New Note.

(b) Borrower Party hereby agrees that Borrower Party shall take, at Borrower Party's expense, any and all additional actions reasonably requested by Lender in connection with this Release and the transactions contemplated hereby.

2. Required Payments. Notwithstanding anything to the contrary in the Loan Documents or otherwise, in addition to all other amounts owing and/or payable to Lender under this Release, the Note Purchase Agreement, and the Lamar New Note, Borrower Party hereby agrees to pay to Lender in cash monthly, on the fifth day of each calendar month, commencing as of June 5, 2013, and continuing thereafter on the fifth (5th) day of each calendar month until Closing (as hereinafter defined), the amount of $150,000.00 with respect to the Mercer Loan and $3,500.00 with respect to the Lamar Loan.

3. Definitions.

(a) "Closing" means the occurrence of all of the following: (i) Broe Mercer shall have received from Borrower Party all of the Mercer Required Payments; and (ii) Closing (as defined in the Note Purchase Agreement.

(b) "Pendency Period" means the period that commences on the Effective Date of this Release, and automatically terminates and expires, without notice, on the occurrence of any Termination Event.

(c) "Termination Event" means any of the following: (i) the occurrence of any event of any Default (as hereinafter defined), if Lender declares same to be such a "Default"; (ii) any of the following events, without notice from or declaration by Lender, during the Pendency Period: (A) a voluntary proceeding, or if an involuntary proceeding shall be commenced against any Borrower Party (by one or more creditors other than Lender), seeking liquidation, reorganization, or other relief with respect to any Borrower Party or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property, or (B) any other judicial proceeding is asserted or initiated by any Borrower Party against Lender.

4. Note Balances and Related Provisions.

(a) Mercer Note. Borrower Party acknowledges and agrees that as of April 30, 2013: (a) the principal indebtedness outstanding under the Mercer Note is $35,885,802.34; (b) accrued and unpaid interest on the Mercer Note is $1,188,272.71; and (c) all interest charged, paid or received on the Mercer Loan Documents is not in excess of the maximum legal amount of interest that can be charged on the Mercer Loan Documents under all applicable laws.

(b) Lamar Note. Borrower Party acknowledges and agrees that as of April 30, 2013: (a) the principal indebtedness outstanding under the Lamar Note is $1,789,989.81; (b) accrued and unpaid interest on the Lamar Note is $51,943.73; and (c) all interest charged, paid or received on the Lamar Loan Documents is not in excess of the maximum legal amount of interest that can be charged on the Lamar Loan Documents under all applicable laws.

(c) Broe Lamar agrees that if the Lamar New Notes are fully paid, then Broe Lamar will (i) extinguish all debt owed by Lamar under the Lamar Note and other Lamar Loan Documents, (ii) mark the Lamar Note as "Paid-in-Full" and return same to Lamar, (iii) release all collateral securing the Lamar Loan and (iv) terminate the Collateral Assignment.

5. Preparation for Enforcement of Remedies. Notwithstanding any provision hereof to the contrary, Lender may take all actions necessary or reasonably appropriate, in Lender's discretion, to prepare for the enforcement of remedies against Borrower Party; provided, however, Lender shall not exercise any such remedies until the occurrence of any Termination Event.

6. Waiver of Stay and Bankruptcy. Borrower Party acknowledges and stipulates that: (i) the Specified Default exists under the Loan Documents; (ii) Borrower Party has received, duly and timely, all notices relating to the Specified Default required under the Loan Documents or otherwise under all applicable laws in accordance with the Loan Documents and all such applicable laws; (iii) except as specifically and expressly provided in this Release to the contrary, Lender is fully entitled to exercise any and all of its remedies under the Loan Documents; (iv) Borrower Party has at all times been represented by competent counsel of its own choosing in the negotiation, execution and delivery of this Release including the provisions set forth below regarding relief from the automatic stay in bankruptcy; (v) Borrower Party understands its rights under Title 11 of the United States Code, as amended, and applicable common law, and voluntarily and intentionally agrees to the provisions of this Release that relinquish or limit such rights in exchange for the consideration of Lender entering into this Release; (vi) upon any filing of bankruptcy by any Borrower Party, Lender shall be entitled to immediate termination of the automatic stay provisions of 11 U.S.C. §362, granting Lender complete relief in allowing Lender to exercise all of its legal rights and remedies, including without limitation, the right to foreclose the lien created in the Mercer Deed of Trust (as defined in the Schedule of Loan Documents) and the Lamar Deed of Trust (as defined in the Schedule of Loan Documents), judicially or nonjudicially, or any other right or remedy afforded under the Loan Documents, at law, in equity or otherwise, and Borrower Party agrees not to directly or indirectly oppose or otherwise defend against Lender's efforts to gain relief from the automatic stay or to foreclose all or any portion of the Property subsequent to the Pendency Period; (vii) Lender shall be entitled as aforesaid to the lifting of the automatic stay without the necessity of an evidentiary hearing, without the necessity or requirement of Lender to establish or prove the value of the Property, or the necessity to prove the lack of adequate protection of Lender's interest in the Property; and (viii) the lifting of the automatic stay pursuant hereto by an appropriate bankruptcy court shall be deemed for cause pursuant to 11 U.S.C. §362(d)(1).

7. Rights and Remedies upon Expiration or Termination. In addition to the other provisions of this Release, upon the expiration or termination of the Pendency Period, Lender shall be entitled to immediately exercise, without further notice, demand, notice of intent to accelerate, notice of acceleration, presentment, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower Party, any and all rights and remedies available to Lender under the Loan Documents, at law, in equity or otherwise.

8. Default and Remedies. A "Default" under this Release shall exist automatically and immediately upon (A) the occurrence of any breach or default by any Borrower Party under (i) this Release, (ii) the Note Purchase Agreement, (iii) the Lamar New Note, or (iv) the Collateral Assignment; or (B) the failure of Closing to have occurred prior to or on the Closing Date (as defined in the Loan Purchase Agreement) as a result of either (i) a failure of Borrower Party to have paid to Broe Mercer all of the Mercer Required Payments, or (ii) a failure of Borrower Party to timely and fully perform any obligation under the Note Purchase Agreement. Borrower Party hereby acknowledges and agrees that notwithstanding anything to the contrary in the Loan Documents, this Release, any documents executed pursuant to this Release, or otherwise, immediately upon the occurrence of any Default or upon the occurrence of any Termination Event, Mercer Lender and Lamar Lender, and their respective designees and agents, shall have the right to immediately and without notice to any Borrower Party exercise any and all rights and remedies provided under the Loan Documents, the Note Purchase Agreement, this Release or any documents executed pursuant hereto with respect to any breach, default, Default or Event of Default by or under any of such documents.

9. No Amendment or Modification. Nothing contained in this Release shall in any manner be construed to amend or modify the terms and provisions of the Loan Documents, including, without limitation, any terms and provisions relating to the accrual of any interest on any outstanding and unpaid amounts due and payable under the Note. Borrower Party acknowledges and agrees that (i) the Loan Documents remain in full force and effect, and (ii) the Loan Documents and Lender's rights and privileges with respect thereto have not been waived, terminated, modified or amended.

10. Release of Lender. FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Borrower Party, for itself, its agents, employees, representatives, affiliates, predecessors, successors, assigns, and all persons acting by, through, under or under control of any of the foregoing (all such parties, collectively "Releasing Party"), hereby agrees as follows:

(a) Each Releasing Party does hereby fully, forever, unconditionally and irrevocably RELEASE, WAIVE, DISCHARGE ACQUIT, AND COVENANT NOT TO SUE Lender and their respective past and present parent, subsidiary, and affiliate corporations, and the respective past and present officers, directors, shareholders, agents, and employees of each and all of the foregoing entities, and its and their respective successors, heirs, assigns and any other person or entity now, previously, or hereafter affiliated with the same, and all predecessor owners of the Loan (Lender, together with each and all said parent, subsidiary and affiliated corporations, officers, directors, shareholders, agents, employees and other parties, shall be collectively referred to herein as the "Released Parties" and each such reference shall refer jointly and severally to each and all of the Released Parties), of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty of any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length (collectively, the "Released Claims"), including, but not limited to those that in any way arise from or out of, are connected with, or relate to the Loan, the Property, and/or the Loan Documents, including any liability of any Released Party in connection with the endorsement of the Note and the transfer of the Loan Documents; INCLUDING IN EACH CASE AS A RESULT OF RELEASED PARTIES' NEGLIGENCE, WHETHER SOLE OR CONTRIBUTORY, OR COMPARATIVE, BUT EXCLUDING AS TO RELEASED PARTIES' GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

(b) Each Releasing Party irrevocably covenants and agrees forever to refrain from initiating, filing, instituting, maintaining, or proceeding upon, or encouraging, advising or voluntarily assisting any other person or entity to initiate, institute, maintain or proceed upon any Released Claims of any nature whatsoever released in this Release.

(c) Borrower Party represents and warrants that it is the owner of and has not assigned, sold, transferred, or otherwise disposed of all of or any interest in the Released Claims, including those released in this Release.

(d) Borrower Party hereby agrees, represents, and warrants that it has the authority and capacity to execute this Release.

(e) As further consideration for this Release, Borrower Party hereby agrees, represents and warrants that the matters released herein are not limited to matters that are known or

disclosed. In this connection, Borrower Party hereby agrees, represents, and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses that are presently unknown, unanticipated, and unsuspected, and they further agree, represent, and warrant that this Release has been negotiated and agreed upon in light of that realization and that, except as expressly limited above, it nevertheless hereby intends to release, discharge, and acquit Released Parties from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses that are in any way related to the Released Claims. Borrower Party understands and acknowledges the significance and consequences of such specific waiver and hereby assumes responsibility for any injury, damage or loss which may hereafter arise in respect to such releases, except as specifically hereinabove provided, although unknown or unanticipated at the time of execution of this Release.

(f) It is understood and agreed that the acceptance of delivery of this Release by the Released Parties shall not be deemed or construed as an admission of liability by an Released Parties, and each such party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of the within Release.

(g) Borrower Party hereby agrees, represents, and warrants that it has had the advice of counsel of its own choosing in negotiations for and the preparation of this Release, that it has read this Release or has had the same read to it by its counsel, and that it is fully aware of its content and legal effect. This Release may be pleaded as full and complete defense to or be used as the basis for an injunction against any action, suit or other proceeding that be instituted, prosecuted, or attempted in breach of this Release. Borrower Party expressly agrees that the customary rules of contract interpretation to the effect that ambiguities are to be construed or resolved against the drafting party shall not be employed in the interpretation or construction of this Release.

(h) The specific matters released herein are not intended by Lender or Borrower Party to in any manner restrict the effectiveness and enforceability of the general releases intended to be given herein by Borrower Party to Lender.

11. **EXCULPATION. BY EXECUTION HEREOF, BORROWER PARTY HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT LENDER SHALL NOT BE DEEMED OR CONSTRUED TO HAVE ASSUMED ANY RESPONSIBILITY OR LIABILITY FOR THE PROPERTY. BORROWER PARTY ACKNOWLEDGES AND AGREES THAT NO RELEASED PARTY HAS DONE ANYTHING IN CONNECTION WITH THE PROPERTY AND/OR OR OTHERWISE WHICH CAUSED ANY HARM OR DAMAGE TO THE PROPERTY AND/OR BORROWER PARTY.**

12. Release of Lender With Respect to Loan Documents. Borrower Party and Lender hereby agree that effective as of the date of this Release, Lender shall not have any further obligations or liabilities under the Loan Documents.

13. Execution in Counterpart. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon

and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

14. Remedies. This Release is specifically enforceable in Dallas County, Texas. In the event that any party fails to abide by the terms of this Release and it is necessary to bring suit to enforce the terms of this Release, then the prevailing party in any such legal proceeding shall be entitled to recover reasonable attorneys' fees.

15. Applicable Law. The parties agree that the laws of the State of Texas will apply and that any and all actions to enforce this Release will be brought in Dallas County, Texas. This Release is binding on each party's successors, assigns, affiliates, heirs and representatives.

16. JURY WAIVER. BORROWER PARTY AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR THIS RELEASE OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER PARTY AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF BORROWER PARTY AND LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER PARTY AND LENDER.

IN WITNESS WHEREOF, Borrower Party and Lender have signed this Release.

[The balance of this page intentionally left blank.]

BROE MERCER:

BDF TCI MERCER III, LLC,
a Colorado limited liability company

By: Broe Debt Fund III, LLC,
a Delaware limited liability company,
its Managing Member

By: Admiral Fund Managing Member, LLC,
a Colorado limited liability company,
its Managing Member

By: ______________________________
Name: Robert Jacobs
Title: Manager

STATE OF COLORADO §
§
COUNTY OF DENVER §

This instrument was ACKNOWLEDGED before me on __________, 2013, by Robert Jacobs, the Manager of Admiral Fund Managing Member, LLC, a Colorado limited liability company, on behalf of said limited liability company, as the Managing Member of Broe Debt Fund III, LLC, a Delaware limited liability company, on behalf of said limited liability company, as the Managing Member of **BDF TCI MERCER III, LLC**, a Colorado limited liability company, on behalf of said limited liability company.

[S E A L]

____
Notary Public, State of Colorado

My Commission Expires:

____

____
Printed Name of Notary Public

BROE LAMAR:

TRANSCONTINENTAL BDF III, LLC,
a Colorado limited liability company

By: Broe Debt Fund III, LLC,
a Delaware limited liability company,
its Managing Member

By: Admiral Fund Managing Member, LLC,
a Colorado limited liability company,
its Managing Member

By: ______________________________
Name: Robert Jacobs
Title: Manager

STATE OF COLORADO §
§
COUNTY OF DENVER §

This Instrument was ACKNOWLEDGED before me on __________, 2013, by Robert Jacobs, the Manager of Admiral Fund Managing Member, LLC, a Colorado limited liability company, on behalf of said limited liability company, as the Managing Member of Broe Debt Fund III, LLC, a Delaware limited liability company, on behalf of said limited liability company, as the Managing Member of **TRANSCONTINENTAL BDF III, LLC**, a Colorado limited liability company, on behalf of said limited liability company.

[S E A L]

____
Notary Public, State of Colorado

My Commission Expires:

____

____
Printed Name of Notary Public

TCI:

TCI MERCER CROSSING, INC.,
a Nevada corporation

By:____________________________
Name: __________________________
Title: __________________________

STATE OF TEXAS §
§
COUNTY OF DALLAS §

This instrument was ACKNOWLEDGED before me on __________, 2013, by __________________________, the ________________________ of TCI MERCER CROSSING, INC., a Nevada corporation, on behalf of said corporation.

[S E A L]

____
Notary Public, State of Texas

My Commission Expires:

____

____
Printed Name of Notary Public

IORI:

INCOME OPPORTUNITY REALTY INVESTORS, INC.,
a Nevada corporation

By: ______________________
Name: ______________________
Title: ______________________

STATE OF TEXAS §
§
COUNTY OF DALLAS §

This instrument was ACKNOWLEDGED before me on __________, 2013, by ______________________, the ______________________ of INCOME OPPORTUNITY REALTY INVESTORS, INC., a Nevada corporation, on behalf of said corporation.

[S E A L]

____
Notary Public, State of Texas

My Commission Expires:

____

____
Printed Name of Notary Public

LAMAR:

TRANSCONTINENTAL LAMAR, INC.,
a Nevada corporation

By: ______________________
Name: ______________________
Title: ______________________

STATE OF TEXAS §
§
COUNTY OF DALLAS §

This instrument was ACKNOWLEDGED before me on __________, 2013, by __________________, the __________________ of TRANSCONTINENTAL LAMAR, INC., a Nevada corporation, on behalf of said corporation.

[S E A L]

____
Notary Public, State of Texas

My Commission Expires:

____

____
Printed Name of Notary Public

TRI:

TRANSCONTINENTAL REALTY INVESTORS, INC.,
a Nevada corporation

By:________________________
Name: ______________________
Title: ______________________

STATE OF TEXAS §
§
COUNTY OF DALLAS §

This instrument was ACKNOWLEDGED before me on ____________, 2013, by ________________________, the ______________________ of TRANSCONTINENTAL REALTY INVESTORS, INC., a Nevada corporation, on behalf of said corporation.

[S E A L]

My Commission Expires:

____

____
Notary Public, State of Texas

____
Printed Name of Notary Public

PRIME:

PRIME INCOME ASSET MANAGEMENT, LLC,
a Nevada limited liability company

By:________________________
Name: ______________________
Title: _______________________

STATE OF TEXAS §
§
COUNTY OF DALLAS §

This instrument was ACKNOWLEDGED before me on __________, 2013, by ________________________, the ______________________ of PRIME INCOME ASSET MANAGEMENT, LLC, a Nevada limited liability company, on behalf of said limited liability company.

[S E A L]

____
Notary Public, State of Texas

My Commission Expires:

____

____
Printed Name of Notary Public

ARI:

AMERICAN REALTY INVESTORS, INC.,
a Nevada corporation

By:________________________
Name: ________________________
Title: ________________________

STATE OF TEXAS §
§
COUNTY OF DALLAS §

This instrument was ACKNOWLEDGED before me on __________, 2013, by ____________________, the ____________________ of AMERICAN REALTY INVESTORS, INC., a Nevada corporation, on behalf of said corporation.

[S E A L]

____
Notary Public, State of Texas

My Commission Expires:

____

____
Printed Name of Notary Public

ART:

AMERICAN REALTY TRUST, INC.,
a Georgia corporation

By: ______________________
Name: ______________________
Title: ______________________

STATE OF TEXAS §
§
COUNTY OF DALLAS §

This instrument was ACKNOWLEDGED before me on ____________, 2013, by ______________________, the ______________________ of AMERICAN REALTY TRUST, INC., a Georgia corporation, on behalf of said corporation.

[S E A L]

____
Notary Public, State of Texas

My Commission Expires:

____
Printed Name of Notary Public

____

TRANSCON:

TRANSCONTINENTAL INVESTORS, INC.,
a Nevada corporation

By: ______________________
Name: ______________________
Title: ______________________

STATE OF TEXAS §
§
COUNTY OF DALLAS §

This instrument was ACKNOWLEDGED before me on __________, 2013, by __________________, the __________________ of TRANSCONTINENTAL INVESTORS, INC., a Nevada corporation, on behalf of said corporation.

[S E A L]

____
Notary Public, State of Texas

My Commission Expires:

____

____
Printed Name of Notary Public